UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

     Filed by the Registrant[X]       Filed by a Party other than the
                                                       Registrant [ ]

  Check the appropriate box:

  [ ]   Preliminary Proxy Statement
  [ ]   Confidential, for Use of the Commissions Only (as permitted by
           Rule 14a-6(e)(2))
  [X]   Definitive Proxy Statement
  [ ]   Definitive Additional Materials
  [ ]   Soliciting Material Pursuant to ss.240.14a-12

                         CVD EQUIPMENT CORPORATION
              (Name of Registrant as Specified in its Charter)

                                    N/A
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of filing fee (Check the appropriate box):

  [X]   No fee required

  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and
           0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction

       (5) Total fee paid:

  [ ]   Fee paid previously with preliminary materials.

  [ ]   Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

       (1) Amount previously paid:

       (2) Form, Schedule or registration Statement No.:

       (3) Filing Party:

       (4) Date Filed:

                         CVD EQUIPMENT CORPORATION
                            1860 Smithtown Ave.
                         Ronkonkoma, New York 11779

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON SEPTEMBER 13, 2006



  Dear Stockholders:

  The 2006 Annual Meeting of Stockholders of CVD Equipment Corporation (the "Company") will be held at 10:00 A.M., Eastern Daylight Savings Time on September 13, 2006 at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779. At the meeting, you will be asked to vote on:

       1. The election of five directors to the Board of Directors of the Company to serve until the 2007 Annual Meeting of Stockholders;

       2. The ratification of the appointment by the Audit Committee of the Board of Directors of the Company in appointing Moore Stephens, P.C. as the Company's independent registered public accountants for the year ending December 31, 2006; and

       3. The transaction of such other and further business as may properly come before the meeting or any adjournment thereof.

  The Board of Directors has fixed July 14, 2006 as the record date for determining stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on July 14, 2006 are entitled to notice of, and to vote at, the meeting.

  Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope.

  The foregoing items of business are more fully described in the accompanying proxy statement.


                                By Order of the Board of Directors

                                   /s/  Leonard A. Rosenbaum
                                   Leonard A. Rosenbaum
                                   Chairman and Chief Executive Officer

  ____________________
  August 11, 2006
  Ronkonkoma, New York

                          CVD EQUIPMENT CORPORATION
                            1860 Smithtown Avenue
                          Ronkonkoma, New York 11779

                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS

                              September 13, 2006

                                 INTRODUCTION

  This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the "Company"), of proxies for use at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M. Eastern Daylight Savings time, on September 13, 2006, or at any adjournment or postponement thereof, for the purpose set forth in this proxy statement and the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying proxy card is first being mailed to stockholders on or about August 11, 2006 to all stockholders entitled to vote at the Annual Meeting.

                      VOTING PROCEDURES AND SOLICITATION

  Your Vote Is Important

  Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of the following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose.

  Methods of Voting

  You may vote by signing and returning the enclosed proxy card or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.

  Revoking a Proxy

  You may revoke your proxy by:

          * Signing and returning another proxy  card at a later date;

          * Sending written notice of revocation to the attention of the Secretary to:

            CVD Equipment Corporation
            1860 Smithtown Avenue,
            Ronkonkoma, NY 11779;

          * Informing the Secretary and voting in person at the meeting.

  To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the meeting.

  Proxy Solicitation

  The enclosed proxy card is being solicited on behalf of the Board of Directors. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company's directors, officers and employees may solicit proxies by telephone or fax. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company's common stock. No additional compensation will be paid for such solicitation.

  How Proxy Cards Are Voted

  The proxy holders named on the proxy card are Leonard Rosenbaum, the Company's Chairman and Chief Executive Officer, and Glen R. Charles, the Company's Chief Financial Officer and Secretary. The proxy holders will vote shares according to the stockholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares "FOR" the election of the director nominees listed on the card; "FOR" ratifying the appointment of Moore Stephens, P.C. as the Company's independent public accountants for the year ending December 31, 2006; and in their discretion, on any other business that may properly come before the meeting.

  Broker Non-Votes

  A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes.

  Quorum and Votes Required

  A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes "FOR" or "AGAINST" a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

  Directors are elected by a plurality of the votes cast, so the five nominees receiving the most votes will be elected. Stockholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

  The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2006 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

  Voting Rights, Shares Outstanding and Votes Per Share

  Holders of common stock at the close of business on the record date of July 14, 2006 are entitled to vote at the meeting.

  As of the close of business on July 14, 2006, there were 3,154,800 shares of common stock outstanding.

  Each share of common stock is entitled to one vote.

  Householding of Annual Meeting Materials

  Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statement and annual reports. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 1860 Smithtown Avenue, Ronkonkoma, NY 11779; telephone: (631) 981-7081. If you want to receive separate copies of the proxy statement or the annual report to stockholder in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of July 10, 2006 information regarding the beneficial ownership of the Company's common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company's common stock, (b) each of the Company's directors, (c) each of the named executive officers, and (d) all directors and executive officers and executive employees as a group.

                                           Amounts and Nature of      Percent of Class
  Name and Address of Beneficial Owner     Beneficial Ownership (1)         (%)
  ------------------------------------     ----------------------     ----------------
  Leonard A. Rosenbaum                         1,327,450 (2)               41.7
  Alan H. Temple Jr.                             223,000 (2)                7.0
  Martin J. Teitelbaum                            53,000 (3)                1.7
  Conrad Gunther                                  27,000 (4)                 *
  Bruce Swan                                      17,000 (5)                 *
  Glen R. Charles                                  3,750 (6)                 *
  All directors and executive officers and
  executive employees as a group (six (6)
  persons)                                     1,651,200                   50.4

  ____________________________________________________________________
  *less than 1% of the outstanding common stock or less than 1% of the voting power

  (1) All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

  (2) Includes 27,000 shares of common stock underlying options, which are exercisable within 60 days of July 10, 2006, but does not include 19,000 shares of common stock, which are not exercisable within 60 days of July 10, 2006.

  (3) Includes 2,000 shares held by Mr. Teitelbaum's wife as to which he disclaims beneficial ownership and 27,000 shares of common stock underlying options, which are exercisable within 60 days of July 10, 2006, but does not include 19,000 shares of common stock underlying options, which are not exercisable within 60 days of July 10, 2006.

  (4) Includes 27,000 shares of common stock underlying options, which are exercisable within 60 days of July 10, 2006, but does not include 19,000 shares of common stock underlying options, which are not exercisable within 60 days of July 10, 2006.

  (5) Includes 7,000 shares of common stock underlying options, which are exercisable within 60 days of July 10, 2006, but  does not include 19,000 shares of common stock underlying options, which are not exercisable within 60 days of July 10, 2006.

  (6) Includes 3,750 shares of common stock underlying options, which are exercisable within 60 days of July 10, 2006, but does not include 11,250 shares of common stock underlying options, which are not exercisable within 60 days of July 10, 2006.

                                  MANAGEMENT

  Set forth below is information concerning the Company's executive officers and directors as of July 10, 2006.

   Name                      Age      Position(s)
  ----------------------    -----    ------------------------------
  Leonard A. Rosenbaum       60      Director, Chief Executive Officer, President
  Alan H. Temple Jr.         72      Director
  Martin J. Teitelbaum       56      Director, Assistant Secretary
  Conrad J. Gunther          59      Director
  Bruce T. Swan              73      Director
  Glen R. Charles            52      Chief Financial Officer, Secretary

  Leonard A. Rosenbaum

  Leonard Rosenbaum founded the Company in 1982 and has served as President, Chief Executive Officer and a member of the Board of Director since that date. From 1971 until the time of his affiliation with the Company in 1982, Mr. Rosenbaum was President, Director and principal stockholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of equipment presently manufactured by the Company. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument, a manufacturer of semiconductor materials and equipment.

  Alan H. Temple Jr.

  Alan Temple Jr. has served as a member of the Board of Directors since 1987. Mr. Temple earned an MBA at Harvard University and has been President of Harrison Homes Inc, a building and consulting firm located in Pittsford, New York since 1977.

  Martin J. Teitelbaum

  Martin Teitelbaum has served as a member of the Board of Directors since 1985. Mr. Teitelbaum is an attorney, who since 1988 has conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm, from 1977 to 1987, Mr. Teitelbaum was a partner in the law firm of Guberman and Teitelbaum. He is presently the Assistant Secretary of the Company, a position Mr. Teitelbaum held since 1987, with the exception of the period August 1997 until February 1998 when he held the position of Secretary of the Company. Mr. Teitelbaum serves as general counsel to the Company.

  Conrad J. Gunther

  Conrad Gunther has served as a member of the Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He also has significant experience in executive management in the banking industry as well as serving on the Board of Directors of Reliance Bancorp, Childrobics and GVC Venture Corp., all public companies. For the past five years, Mr. Gunther has been the President of E-Billsolutions, a company that provides credit card processing to Internet, mail order and telephone order merchants.

  Bruce T. Swan

  Bruce Swan has served as a member of the Board of Directors since 2003. Mr. Swan has extensive banking, export and international credit experience and has been retired for more than five years. Mr. Swan has held the positions of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at Monsanto Corporation, Vice President and Treasurer at AM International Inc. and President and Founder of Export Acceptance Company. Mr. Swan received his MBA from Harvard

  University and is a former adjunct faculty member of New York University's Stern School of Business Administration.

  Glen R. Charles

  Glen Charles has been the Chief Financial Officer and Secretary of the Company since January 2004. From 2002 until he joined the Company, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofabed specialty retail stores in the United States. From 1994 to 2002, he was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting.

                   INFORMATION ABOUT THE BOARD OF DIRECTORS

  Board of Directors

  The Company's Certificate of Incorporation and Bylaws provide for its business to be managed by or under the direction of the Board of Directors. Under the Company's Certificate of Incorporation and Bylaws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of five members. Directors are elected for a period of one year and thereafter serve, subject to the Bylaws, until the next annual meeting at which their successors are duly elected by the stockholders.

  Directors are elected at the Annual Meeting of Stockholders and hold office until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

  The Board of Directors held five meetings during the 2005 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. While we encourage all members of the Board of Directors to attend annual meetings of stockholders, there is no formal policy as to their attendance. At last year's annual meeting of stockholders, all of the five members of the Board of Directors attended the meeting.

  Board Committees

  The Board of Directors has four standing committees: a Stock Option Committee, a Compensation Committee, an Audit Committee and a Nominating, Governance and Compliance Committee.

  Stock Option Committee.    The Board of Directors serves as the Stock
  Option Committee. The Stock Option Committee has broad discretion in determining the persons to whom stock options are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. Leonard Rosenbaum, the Company's President and Chief Executive Officer abstains from any matters involving his stock options. During the fiscal year ended December 31, 2005, the Committee held three meetings.

  Compensation Committee. The Compensation Committee currently consists of Alan H. Temple Jr., Conrad J. Gunther, Bruce T. Swan and Martin J. Teitelbaum. The Compensation Committee reviews, approves and makes recommendations regarding the Company's compensation policies, practices and procedures. All of the members of the Compensation Committee currently qualify as independent under the rules of the American Stock Exchange. During the fiscal year ended December 31, 2005, the committee did not meet and there were no changes made in the compensation structure.

  Audit Committee.   The Audit Committee consists of Conrad Gunther, Alan H.
  Temple Jr., Bruce T. Swan and Martin J. Teitelbaum. The Audit Committee is empowered to retain and terminate the services of the Company's independent public accountants and review the independence of such public accounting firm. The Audit Committee also reviews financial statements, the scope and results of annual audits and the audit and non audit fees of the independent public accountants. Furthermore, the Audit Committee reviews the adequacy of the Company's internal controls and procedures, the structure of the Company's financial organization and the implementation of the Company's financial and accounting policies. All of the members of the Audit Committee currently qualify as independent under the rules of the Securities and Exchange Commission and the American Stock Exchange. The Board has determined that Conrad Gunther is an audit committee financial expert, as such term is defined under the rules of the Securities and Exchange Commission. During the fiscal year ended December 31, 2005, the Audit Committee held five meetings. A copy of the Audit Committee Charter, as amended, is available on the Company's web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary.

  Nominating, Governance and Compliance Committee. The Nominating Governance and Compliance Committee consists of Bruce T. Swan, Conrad J. Gunther, Martin J. Teitelbaum and Alan H. Temple Jr. This Committee's role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the American Stock Exchange. The Committee did not hold any meetings during the fiscal year 2005

  The Nominating, Governance and Compliance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. Candidates recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2006 Annual Meeting of Stockholders, he or she must submit nominations in accordance with the procedures set forth in "stockholder Proposals For Next Annual Meeting." If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Governance and Compliance Committee, he or she should submit any pertinent information regarding the candidate to the members of the Nominating Governance and Compliance Committee of CVD Equipment Corporation, c/o Secretary, 1860 Smithtown Ave., Ronkonkoma, New York 11779.

  A copy of the Nominating Governance and Compliance Committee Charter is available on the Company's website at www.cvdequipment.com. and will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary.

  Stockholder Communications

  The Board of Directors provides a process by which stockholders may communicate with the Board, including non-management members. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to any member or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 1860 Smithtown Ave., Ronkonkoma, New York 11779. The Company will forward all mail received at the above address that is addressed to the Board of Directors or any member of the Board. On a periodic basis, all such communications will be compiled by the Secretary of the Company and submitted to the Board of Directors or the specific Board member to whom the communications are addressed.

  Code of Ethics

  The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company's principal executive officer and principal financial officer. A copy of the Code of Ethics is available on the Company's web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary.

  LEGAL PROCEEDINGS

  In September 1999, the Company was named in a lawsuit filed by Precisionflow Technologies, Inc., in the United States District for the Northern District of New York relating to comments allegedly made by CVD's President, Leonard Rosenbaum, concerning the intellectual property obtained in the Company's purchase of assets of Stainless Design Corporation. We promptly filed a counterclaim for unauthorized use of the Company's intellectual property. The plaintiff is seeking monetary damages and injunctive relief. In the Company's counter claim, the Company is
  also seeking monetary damages and injunctive relief.   All pre-trial
  disclosure has been completed and the case is currently pending decisions on motions and cross motions for summary judgment. No trial date has been set.

  In May 2002, the Company instituted a new action against PrecisionflowTechnologies, Inc., in the United States District for the Northern District of New York seeking injunctive relief and monetary damages based upon copyright violations. A motion by Precisionflow Technologies, Inc. to dismiss this action has been pending since June 2002.

  EXECUTIVE COMPENSATION

  Summary Compensation Table

  The following table sets forth compensation paid for the years ending December 31, 2005, 2004 and 2003, or such shorter period as such employees were employed by the Company, to those persons who were either (a) the Chief Executive Officer as of December 31, 2005 or (b) one of the Company's four other most highly compensated executive officers or executive employees as of December 31, 2005 whose total annual salary and other compensation exceeded $100,000.

                                 Annual Compensation      Long - term Compensation
                               -----------------------    ------------------------
                                                                 Awards
                                                                ---------
                                                               Securities
  Name and principal                                           Underlying
  position                     Year      Salary     Bonus      options/
  -----------------------     ------    --------    -----     -----------
                                           $          $           #
  Leonard A. Rosenbaum        2005       162,742       --       21,000(1)
    President and Chief       2004       162,742       --         --
    Executive Officer         2003       165,645       --       15,000(2)

  Glen R. Charles             2005       110,000       --       15,000(3)
    Secretary and Chief       2004       105,269       --         --
    Financial Officer         2003          --         --         --

  ____________________________________
  (1) On September 13, 2005, Mr. Rosenbaum was granted options to purchase 21,000 shares of the Company's common stock at $4.10 per share.

  (2) On September 23, 2003, Mr. Rosenbaum was granted options to purchase 15,000 shares of the Company's common stock at $1.40 per share.

  (3) On June 17, 2005, Mr. Charles was granted options to purchase 15,000 shares of the Company's common stock at $2.26 per share.

  The Company is the owner of a life insurance policy on the life of Leonard Rosenbaum in the amount of $2,000,000, to which the Company is the sole beneficiary.

  Option Grants in Last Fiscal Year

       Option/SAR Grants in Last Fiscal Year

       The following table sets forth all options granted to the Named Executive Officers during 2005.

                                                Individual Grants
                                                                                      Potential Realizable
                       Number of        Percent                                       Value at Assumed
                       Securities       of Total                                      Annual rates of Stock
                       Underlying      Options/SARS     Exercise                      Price Appreciation
                      Options/SARS      Granted to      Of Base                       For option Term (1)
                        Granted        Employees in     Price          Expiration     ------------------------
       Name                            Fiscal Year      ($/Sh)           Date          5%  ($)      10%   ($)
  --------------    --------------    -------------    ----------    -------------    ---------    -----------
  L. Rosenbaum        21,000 (2)          11.9%          4.10          9/13/2012        35,000        82,000
  G. Charles          15,000 (3)           8.5%          2.26          6/16/2012        14,000        32,000

  (1)  The potential realizable value amounts shown illustrate the values that might be realized upon exercise immediately prior to the expiration of their term using five percent and ten percent appreciation rates as required to be used in this table by the Securities and Exchange Commission, compounded annually, and are not intended to forecast future appreciation, if any, of our stock price. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or termination of the options following termination of employment, Therefore, the actual values realized may be greater or less than the potential realizable values set forth in the table.
  (2)  Vesting schedule is based on a time period of 36 months, with 1/36th of the options vesting monthly.

  (3)  Vesting schedule is based on a time period of 48 months, with 1/48th of the options vesting monthly.

  Aggregated Option Exercises in Last Year and Fiscal Year End Option Values

  The following table provides information regarding the exercise of options by each of the named executive officers during fiscal year 2005. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2005 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the common stock.



                                                  Number of Securities            Value of Unexercised In-the
                                               Underlying Unexercised             Money Options at December
                                                  Options at December                   31, 2005 ($) (1)
                                                     31, 2005 (%)
                   Shares       Value
                Acquired on    Realized
  Name          Exercise ($)     ($)       Exercisable   %   Unexercisable   %     Exercisable   Unexercisable
  -----------   ------------   --------    -----------  ---  -------------  ---    -----------   -------------
  Leonard A.
  Rosenbaum          N/A          N/A         27,000    9.8     19,000     11.4       24,200         7,550
  (2)

  Glen R.
  Charles            N/A          N/A            0      0.0     15,000      9.0          0           9,750
  (3)

  (1)  The value of unexercised in-the-money options at fiscal year end assumes a per share fair market value of
       $2.91, the closing sale price per share of the common stock as reported on the American Stock Exchange on
       December 31, 2005, less the exercise price of each option.
  (2)  Includes 10,000 options granted on August 1, 2003 at an exercise price of $2.00 per share; 15,000 options granted on September 23, 2003 at an exercise price of $1.40 per share; and 21,000 options granted on
       September 13, 2005 at an exercise price of $4.10 per share.
  (3)  Includes 15,000 options granted on June 17, 2005 at an exercise price of $2.26 per share.

  Director Compensation

  Directors are not regularly compensated for serving on the Board. However, during the fiscal year ending December 31, 2000, non-qualified options to purchase 10,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum and Gunther. These options were issued to the directors on August 1, 2000 at a grant price equal to the then current market price of $2.00. On September 23, 2003, non-qualified options to purchase 15,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum, Gunther and Swan at a grant price equal to the then current market price of $1.40. These options become exercisable as to 33.3 % of the underlying shares every year on the anniversary of the date of grant. On September 13, 2005 non-qualified options to purchase 21,000 shares of the Company's common stock were issued to each of Messrs. Rosenbaum, Temple, Teitelbaum, Gunther and Swan at a grant price equal to the then current market price of $4.10. These options became exercisable as to 33.3% of the underlying shares on December 13, 2005 and as to 8.3% of the underlying shares every three months beginning on January 13, 2007.

                          EQUITY COMPENSATION PLANS

  The following table provides information about shares of our common stock that may be issued upon the exercise of options under all of our existing compensation plans as of December 31, 2005.

                          Number of securities
                          to be issued upon       Weighted-average
                          exercise of             exercise price of       Number of securities
                          outstanding options,    outstanding options,    remaining available
                          warrants and rights     warrants and rights     for future issuance

   Plan Category
  Equity compensation
  plans approved by
  security holders (1)            443,200               $ 2.39                 47,750

  Equity compensation
  plans not approved by
  security holders                    0                   0                       0

          Total                   443,200               $ 2.39                 47,750

  _________________________

  (1)  Reflects aggregate options outstanding under our Non-Qualified Stock Option Plan

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the American Stock Exchange. In addition Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company's fiscal year ended December 31, 2005, all of the filings for such Reporting Persons were made on a timely basis, except for the following: (i) three reports filed by Mr. Conrad Gunther - one filed on Form 3 on July 6, 2005 to report his election to the Board; one filed on Form 4 on July 6, 2005 to report two grants of options; and one filed on Form 4 on September 20, 2005 to report one grant of options; (ii) two reports filed by Mr. Leonard Rosenbaum - one filed on Form 4 on September 23, 2005 to report a grant of options;
  (iii) three reports filed by Mr. Bruce Swan - one on Form 3 filed on July 12, 2005 to report his election to the Board; one filed on Form 4 on July 12, 2005 to report a grant of options and one report filed on Form 4 on September 20, 2005 to report a grant of options; (iv) two reports filed by Mr. Martin Teitelbaum - one report filed on Form 4 on July 6, 2005 to report two grants of options; and (v) one report filed by Mr. Alan J. Temple on Form 4 on September 23, 2005 to report three grants of options.

  Compensation Committee Interlocks and Insider Participation

  None of the Company's officers or employees serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
  None

         PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

  At the time of the Annual Meeting, the Board of Directors will consist of five incumbent members who are seeking to be elected at the meeting to serve until the next annual meeting or special meeting of stockholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company's directors. See "Management" for biographical information as to each nominee.

  The Board of Directors has nominated Leonard A. Rosenbaum, Alan H. Temple Jr., Martin J. Teitelbaum, Conrad J. Gunther and Bruce T. Swan for election as the Company's directors.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.


      PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

  The Audit Committee has appointed Moore Stephens P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2006. The submission of the appointment of Moore Stephens P.C. is not required by law or by the Company's Bylaws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. If Moore Stephens P.C. shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 2 TO APPROVE THE SELECTION OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2006.

                        INDEPENDENT PUBLIC ACCOUNTANTS

  Based solely on a determination to discontinue providing audit services to all of its SEC registrants, Albrecht, Viggiano, Zureck and Company, P.C. ("Albrecht, Viggiano") resigned, as of December 21, 2004, as our independent public accountants.

  The Company's financial statements for the year ended December 31, 2003 were audited by Albrecht, Viggiano, whose report on such financial statements did not include any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Albrecht, Viggiano during the year ended December 31, 2003 or during the period subsequent to December 31, 2003 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Albrecht, Viggiano, would have caused them to make reference to the subject matter of the disagreement in connection with its report, and there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC.

  The Audit Committee engaged Moore Stephens, P.C. as the Company's new independent public accountants for fiscal year 2004. The engagement was formalized on December 21, 2004.

  There have been no consultations with Moore Stephens, P.C. during the two most recent fiscal years and any subsequent interim period prior to its engagement as the Company's new independent public accountants.

  Audit and Non-Audit Fees

  The following presents fees for professional audit services rendered by Moore Stephens, P.C. for the audit of our financial statements for the years ended December 31, 2005 and December 31, 2004 and the fees for professional audit services rendered by Albrecht, Viggiano, Zureck and Company, P.C. and fees billed for other services rendered by Moore Stephens, P.C. and Albrecht, Viggiano, Zureck and Company, P.C. during those periods.

  Audit Fees

  The aggregate fees billed by Moore Stephens, P.C. for audit work performed in the preparation and review of our annual financial statements filed with the Securities and Exchange Commission for fiscal year 2004 was $60,000.

  The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. for professional services rendered with the review of financial statements included in our quarterly reports filed with the Securities and Exchange Commission for fiscal year 2004 was $11,250.

  The aggregate fees billed by Moore Stephens, P.C. for audit work performed in the preparation and review of our annual financial statements and review of financial statements included in our quarterly reports filed with the Securities and Exchange Commission for fiscal year 2005 was $77,250.

  Audit - Related Fees

  Audit related fees consisted principally of assistance in connection with the interpretation of comment letters we received from the SEC regarding our annual statement for fiscal year 2002 and quarterly statements for March 31, 2003, June 30, 2003 and September 30, 2003. The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. for such services were $5,900 in 2004. The Company did not incur any audit-related fees in 2005.

  Tax Fees

  Tax fees consisted principally of tax preparation of the 2003 and 2004 annual tax returns in addition to work performed with regard to the New York State tax audit for the fiscal years ended 2000-2002. The aggregate fees billed by Albrecht, Viggiano, Zureck and Company, P.C. for such services were $5,025 in 2004. The aggregate fees billed by Moore Stephens P.C. for such services were $10,215 in 2005.

  All Other Fees

  None.

  Pre-Approval Policy

  The Company pre-approved all of the above described audit and non-audit services provided by Moore Stephens, P.C. and has pre-approved similar services to be rendered during fiscal year 2006. The Audit Committee believes the rendering of these services is not incompatible with Moore Stephens, P.C. maintaining their independence.



                        REPORT OF THE AUDIT COMMITTEE

  The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

  We have reviewed and discussed the audited financial statements for the year ended December 31, 2005 with the Company's management and have discussed with Moore Stephens, P.C., the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards) as amended. In addition, we have received from Moore Stephens, the written disclosures and the letter required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), and have discussed Moore Stephens, P.C.'s independence with them.

  Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on form 10-K for the year ended December 31, 2005.

                                                       The Audit Committee

                                                       Conrad J.Gunther
                                                       Alan H. Temple Jr.
                                                       Martin J. Teitelbaum
                                                       Bruce T. Swan


          DEADLINE FOR STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 2007 Annual Meeting of Stockholders must be received at the Company's offices at 1860 Smithtown Avenue, Ronkonkoma, New York 11779, no later than April 14, 2007 for inclusion in the Company's proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

  In order for any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) to be presented directly at next year's annual meeting, we must receive notice of the proposal prior to June 28, 2007. If such notice is received, proxies may be voted at the discretion of management if we advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter.

                                OTHER MATTERS

  The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgement in the interest of the Company.

                 DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

  WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2005, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 1860 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK 11779. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

  WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

  By Order of the Board of Directors

                          CVD EQUIPMENT CORPORATION

                        Annual Meeting of Stockholders
                              September 13, 2006

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned stockholder of CVD Equipment Corporation (the "Company") hereby constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M., Eastern Daylight Savings Time, on September 13, 2006 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Stockholders (the "Notice"), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

               Please Detach and Mail in the Envelope Provided
                          [X] Please mark your votes
                           as in this example using
                                dark ink only.

    1. The election of the following nominees to the Company's Board of Directors to serve until the 2007 Annual Meeting of Stockholders:
       Leonard A. Rosenbaum, Martin J. Teitelbaum, Alan H. Temple Jr., Conrad J. Gunther and Bruce T. Swan.

                  FOR [   ]                    WITHHOLD [   ]
                  all nominees                 AUTHORITY
                  listed at right              to vote for all
                  (except as marked            nominees listed at right
                                               to the contrary above)

       INSTRUCTION: To withhold authority to vote for any individual nominee(s), draw a line through the name of the nominee(s) above.

    2. The ratification of the appointment of Moore Stephens, P.C. as the Company's independent public accountants for the year ending December 31, 2006.

            FOR                   AGAINST                 ABSTAIN
            [ ]                     [ ]                     [ ]
    3. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

       Please sign exactly as your name appears and return this proxy immediately in the enclosed stamped self-addressed envelope.

       Signature(s)  __________________     Signature  __________________
       Dated:  _________________

       NOTE: Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executives, administrators, trustees, etc. should state full title or capacity. Joint owners should each sign.